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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  March 9, 2005
                                                       -------------

                         A.C. Moore Arts & Crafts, Inc.
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             (Exact name of registrant as specified in its charter)

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
               Pennsylvania                                  000-23157                                      22-3527763
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(State or other jurisdiction of incorporation)         (Commission File Number)                  (IRS Employer Identification No.)

             130 A.C. Moore Drive, Berlin, NJ                                                                   08009
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         (Address of principal executive offices)                                                            (Zip Code)
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        Registrant's telephone number, including area code (856) 768-4930
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 9, 2005, the Registrant issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

         The press release includes a net income growth ratio which excludes the impact of the Company's change in accounting for cooperative advertising, which is a non-GAAP financial measure. For purposes of SEC Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States of America.

         Management uses a net income growth ratio without the accounting change as a financial measure to assess the performance of the Company's business. Management also believes that providing this information to investors assists investors in analyzing and benchmarking the performance and value of the Company's business.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        A.C. MOORE ARTS & CRAFTS, INC.


Date: March 9, 2005                     By:  /s/ Leslie H. Gordon
                                           -------------------------------------
                                             Name:  Leslie H. Gordon
                                             Title: Executive Vice President and
                                                    Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.                Description
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99.1                       Press release dated March 9, 2005.